[CONFORMED COPY]


                 AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED
                                CREDIT AGREEMENT
                    WAIVER UNDER SECOND AMENDED AND RESTATED
                                CREDIT AGREEMENT



     AMENDMENT  and  WAIVER  dated  as  of  October  31,  1997  among   HALLWOOD
CONSOLIDATED RESOURCES CORPORATION, a Delaware corporation and HALLWOOD CONSOLIDATED PARTNERS, L.P., a Colorado limited partnership (individually a "Borrower" and collectively the "Borrowers"), the BANKS listed on the signature pages hereof (the "Banks"), First Union National Bank, as collateral agent (the "Collateral Agent"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

                              W I T N E S S E T H :

     WHEREAS, the Borrowers, the Banks, the Collateral Agent and the Agent are parties to a Second Amended and Restated Credit Agreement (as amended, the "Credit Agreement");

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Credit Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

     SECTION 2. Resetting of the Availability Limit. (a) The definition of "Availability Limit" set forth in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

          "Availability Limit" means, on any date, an amount equal to the lesser of (i) the aggregate amount of the Commitments at such date and (ii)(x) at any date prior to the Arcadia Date, $22,500,000 and (y) at any date on or after the Arcadia Date, $28,500,000. The Availability Limit



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     may be  increased  only by an amendment in  accordance  with Section  8.05, which the Banks may agree to or not agree to in their sole discretion.

     (b) A new definition of "Arcadia Date" is added in Section 1.01 of the Credit Agreement, to read in its entirety as follows:

          "Arcadia Date" means the date on which the Borrowers consummate the acquisition of the properties described in the "Arcadia Acquisition Bank Case Pricing" engineering report dated July 1, 1997 substantially on the terms described by the Borrowers to the Banks prior to the date of effectiveness of Amendment No.1 to this Agreement dated as of October 31, 1997 among the Borrowers, the Banks, the Collateral Agent, the Agent and Prudential.

     SECTION 3. Temporary Waiver of the Collateral Coverage Requirement. The Banks hereby waive compliance by the Borrowers with the requirement in Section
4.13 of the Credit Agreement that Petroleum Properties representing in value not less than 80% of the Hydrocarbon Property Base be subject to first priority Liens and any Event of Default arising under the Credit Agreement solely as a result of noncompliance by the Borrowers with such requirement as a result of the consummation by the Borrowers of the acquisition of the properties described in the "Arcadia Acquisition Bank Case Pricing" engineering report dated July 1, 1997 substantially on the terms described by the Borrowers to the Banks prior to the date hereof; provided that (x) the waiver granted pursuant to this Section shall expire the date which falls 30 days after the date of consummation of such acquisition and (y) prior to the expiration of such waiver, such waiver shall be effective only so long as Petroleum Properties representing not less than 72% of the value of Petroleum Properties shall be subject to valid first-priority Liens in favor of the Banks pursuant to the Collateral Documents.

     SECTION 4. No Other Waivers. Other than as specifically provided herein, this Amendment and Waiver shall not operate as a waiver of any right, remedy, power or privilege of the Agent, the Collateral Agent or the Banks under the Credit Agreement or any other Financing Document or of any other term or condition thereof.

     SECTION 5. Effectiveness. This Amendment and Waiver shall become effective on the date on which the Agent shall have received counterparts of this Amendment and Waiver duly executed by the Borrowers, the Required Banks, the Collateral Agent and the Agent (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).



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     IN WITNESS  WHEREOF,  the parties  hereto have  caused this  Amendment  and
Waiver to be duly executed as of the date first above written.


                                       HALLWOOD CONSOLIDATED RESOURCES
                                          CORPORATION

                                       By:  /s/ Robert S. Pfeiffer
                                       Title:   Vice President


                                       HALLWOOD CONSOLIDATED PARTNERS, L.P.

                                       By: HALLWOOD CONSOLIDATED
                                             RESOURCES CORPORATION

                                       By:  /s/ Robert S. Pfeiffer
                                       Title:   Vice President
                                                The General Partner of Hallwood
                                                 Consolidated Partners, L.P.


                                       MORGAN GUARANTY TRUST COMPANY
                                         OF NEW YORK


                                       By:  /s/ John Kowalczuk
                                       Title:   Vice President



                                       FIRST UNION NATIONAL BANK
                                         OF NORTH CAROLINA


                                       By: /s/  Joseph Towell
                                       Title:   Senior Vice President




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                                        NATIONSBANK OF TEXAS, N.A.

                                        By:  /s/ Richard P. Stults
                                        Title:   Vice President



                                        MORGAN GUARANTY TRUST COMPANY
                                          OF NEW YORK, as Agent


                                        By: /s/  John Kowalczuk
                                        Title:   Vice President



                                        FIRST UNION NATIONAL BANK OF
                                          NORTH CAROLINA, as Collateral Agent


                                        By:  /s/ Joseph Towell
                                        Title:   Senior Vice President





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